SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2005

                        Commission File Number: 000-49679

                                LitFunding Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)


Nevada                                                               93-1221399
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

3700 Pecos McLeod Drive, Suite 100, Las Vegas, Nevada                     89121
--------------------------------------------------------                  -----
(Address of principal executive offices)                             (Zip Code)


                                  (702)317-1610
                                  -------------
              (Registrant's Telephone Number, Including Area Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On June 1, 2005, LitFunding Corp., a Nevada corporation (the "Registrant"), announced the appointment of Mr. Lloyd Schiller as Vice President of Sales. Mr. Schiller, aged 66, brings more than 25 years experience in sales and marketing, general management and business development to the Registrant. Mr. Schiller served most recently from 1998 until May 2005 as the General Manager of QVS, a manufacturer of computer cables and accessories, where he set up key accounts with companies such as Fry's and J&R Music. His management responsibilities included oversight of sales, marketing and training. Mr. Schiller also served as in-house counsel for QVS. In 1987, Mr. Schiller was appointed as Vice President with PDS Technologies, Inc. where his duties included managing the sales force, advertising, and business development. From 1983 to 1986, Mr. Schiller worked for BOSCHERT as VP of Sales and Marketing. While with BOSCHERT, Mr. Schiller spent a considerable amount of time in the Far East and Europe, setting up sales distribution channels and working directly with large key accounts, such as IBM, HP, Arrow Electronics, and Centronics. From 1979 through 1983, Mr. Schiller held the positions of Director of Sales and Field Services for TEC, Inc., where he managed a worldwide direct sales force. From 1971 through 1975, Mr. Schiller worked for Datapoint Corporation in various senior sales management positions. Mr. Schiller received his B.S. and his J.D. from Southwestern University in 1966 and is Mr. Armstrong is not an officer or director of any other reporting company.

On June 6, 2005 David Cohen submitted his resignation as the Secretary and Chief Financial Officer of the Registrant, and from all his positions with the Registrant's subsidiaries, which shall take effect as of June 15, 2005. The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Cohen's resignation is attached hereto as Exhibit 99.1


ITEM 9.01: EXHIBITS

99.1  Resignation of Officer



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    LitFunding Corp.
                                    a Nevada corporation

June 6, 2005                   By:  /s/ Morton Reed
                                    -------------------------------------------
                                    Morton Reed, Chief Executive Officer